Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.25CS

ONE HUNDRED NINTH AMENDMENT

TO AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This One Hundred Ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the Agreement, as more particularly described in that certain Eighty-ninth Amendment to the Agreement, effective as of July 19, 2016 (CSG document no. 4111836) (the “89th Amendment”), and extended pursuant to that certain Ninety-seventh Amendment to the Agreement, effective as of January 17, 2017 (CSG document no. 4114077) (the “97th Amendment”) and further extended pursuant to that certain Ninety-ninth Amendment to the Agreement effective as of February 14, 2017 (CSG document no. 4114930) (the “99th Amendment”), the One Hundred First Amendment to the Agreement effective as of March 9, 2017 (CSG document no. 4115064) (the “101st Amendment”), the One Hundred Second Amendment to the Agreement effective as of April 3, 2017 (CSG document no. 4115586) (the “102nd Amendment”) and the One Hundred Fourth Amendment to the Agreement effective as of April 28, 2017 (the “104th Amendment”), the One Hundred Eighth Amendment to the Agreement effective as of May 30, 2017 (the “108th Amendment”) and, together with the 89th Amendment, the 97th Amendment, the 101st Amendment, the 102nd Amendment, the 104th Amendment and the 108th Amendment (collectively, the “Amendments”), CSG and Customer agreed that the Connected Subscribers in the TWC Agreement (as defined in the Amendments) will be used for the purpose of determining the total number of Connected Subscribers, combined, under this Agreement and the TWC Agreement, for the limited purposes described therein for the period from ****** ** ****, through **** *** **** (the “******** ********* ********** Period”); and

Whereas, as a result of discussions between the parties, the parties agree to amend the terms of the ******** ********* ********** Period; and

WHEREAS, pursuant to agreement of the parties, the ******** ********* ********** Period is granted by CSG to Customer in order for CSG and Customer to finalize terms of an agreement between the parties for provision by CSG and consumption by Customer of the Products and Services identified as that certain “Charter Consolidated Master Subscriber Management System Agreement” to be agreed upon and executed by and between CSG and Customer (CSG document no. 4114281).

Now, therefore, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date.

1.

Subject to execution by Customer of the Charter Consolidated Master Subscriber Management System Agreement on or before close of business **** *** ****, and upon execution by Customer and CSG of this Amendment and pursuant to the terms and conditions of the Agreement, which includes the Amendments, CSG and Customer

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

agree that the ******** ********* ********** Period shall be amended such that the ******** ********* ********** Period shall commence as of ****** ** ****, and shall continue through **** *** **** (the “Amended ******** ********* ********** Period”).  In the event CSG and Customer have not executed the Charter Consolidated Master Subscriber Management System Agreement by **** *** ****, the Amended ******** ********* ********** Period shall expire **** *** ****, and Customer shall be invoiced based upon volumes under the respective agreements for which CSG products and services are being provided.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: SVP – Billing Strategy + Operations	Name: Gregory L. Cannon
Title: Mike Ciszek	Title: SVP, Secretary & General Counsel
Date: 6/27/2017	Date: 6/29/17